EXHIBIT 10.15

                                 EXHIBIT "C"
                                     TO
                              CREDIT AGREEMENT

                          Form of Security Agreement
                          --------------------------

                             SECURITY AGREEMENT

      SECURITY AGREEMENT ("Agreement") dated as of April 17, 2000, among PEGASUS SYSTEMS, INC., a Delaware corporation ("Borrower"); each of the Subsidiaries party hereto (the "Subsidiary Guarantors"); and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as administrative agent for the lenders or other financial institutions or entities party, as lenders (the "Lenders"), to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

      Borrower, the Subsidiary Guarantors, the Lenders, and the Administrative Agent are parties to a Credit Agreement dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans) to be made by the Lenders to Borrower.

      To induce the Lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Debtor (as hereinafter defined) has agreed to pledge and grant a security interest in the Pledged Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

      Section 1. Definitions. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement. Terms defined in the UCC shall have the same meanings when used, unless otherwise defined, in this Agreement. If the definition given a term in the Credit Agreement conflicts with the definition given that term in the UCC, then the Credit Agreement definition controls to the extent allowed by law. If the definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, then the Chapter 9 definition controls. Furthermore, as used in this Agreement:

      "Accounts" has the meaning set forth in Section 3.01(f) hereof.

      "Agreement" has the meaning set forth in the introduction hereto.

      "Contracts" shall mean all contracts, undertakings, or other agreements, including, without limitation, the Company Acquisition Documents, as the same may be amended from time to time, and (a) all rights of any Debtor to receive moneys due and to become due thereunder or in connection therewith, (b) all rights of any Debtor to damages arising out of or for breach or default in respect thereof and (c) all rights of any Debtor to exercise remedies thereunder.

      "Copyright Collateral" shall mean all Copyrights, whether now owned or hereafter acquired by any Debtor, including each Copyright identified in
 Schedule 2 hereto.

      "Copyrights" shall mean all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.
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      "Debtor" shall mean each of Borrower and each Subsidiary Guarantor.

      "Documents" has the meaning set forth in Section 3.01(l) hereof.

      "Equipment" has the meaning set forth in Section 3.01(j) hereof.

      "Equity Rights" shall mean, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

      "General Intangibles" shall mean any "general intangibles", as such term is defined in Section 9.106 of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor:
 (a) all Patents, Trademarks, Copyrights, trade secrets, Intellectual Property, registrations, renewal rights, goodwill, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions of any Debtor, (b) all books, records, data, plans, manuals, computer software, and computer programs of any Debtor, (c) all contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, certificates of deposit and investment property of any Debtor,
 (d) all rights of any Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of any Debtor, (f) all choses in action and causes of action of any Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of any Debtor, (g) all rights and claims of any Debtor under warranties and indemnities, and (h) all rights of any Debtor under any insurance, surety, or similar contract or arrangement.

      "Instruments" has the meaning set forth in Section 3.01(g) hereof.

      "Intellectual  Property"  shall   mean,  collectively,  all   Copyright
 Collateral, all  Patent Collateral  and all  Trademark Collateral,  together
 with  (a) all   inventions,  processes,   production  methods,   proprietary
 information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Debtor with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, listed in
 Schedule 5 hereto; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data;
 (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Debtor; (g) all databases and data collections and all rights therein; (h) all computer software including all source code, object code, firmware, development tools, files, records and data, all media on which any of the foregoing is recorded, and all documentation related to any of the foregoing; (i) all
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 domain names and Internet web sites and all rights and documentation related to any of the foregoing; (j) all mask works and registrations therefor, and all other rights corresponding thereto throughout the world; and (k) all causes of action, claims and warranties now or hereafter owned or acquired by the Debtors in respect of any of the items listed above.

      "Interests" shall mean, as to any Debtor (i) all right, title and interest, now existing or hereafter acquired, of such Debtor in any LLC but not any of its obligations from time to time as a member (unless the Administrative Agent shall become a member as a result of its exercise of remedies herein) of any LLC; (ii) any and all moneys due and to become due to such Debtor now or in the future by way of a distribution made to such Debtor in its capacity as a member of or an owner of any LLC; (iii) any other property of any LLC to which such Debtor now or in the future may be entitled in its capacity as a member of or an owner of any LLC by way of distribution, return of capital or otherwise; (iv) any other claim in respect of any LLC to which such Debtor now or in the future may be entitled in its capacity as a member of or an owner of any LLC and its property, including any rights under any operating agreement or other agreement governing or pertaining to such interests; (v) the certificates, if any, representing all such rights and interests; (vi) all right of such Debtor under each limited liability company or operating agreement of each LLC; and
 (vii) to the extent not otherwise included, all Proceeds of any of the foregoing.

      "Inventory" has the meaning set forth in Section 3.01(h) hereof.

      "Issuers" shall mean, collectively, the respective corporations identified beneath the names of the Debtors on Schedule l hereto under the caption "Issuers," together with any corporation created or acquired after the date hereof, the capital stock of which is required to be pledged hereunder pursuant to this Agreement or the Credit Agreement.

      "LLC" shall mean, collectively, the respective limited liability companies identified beneath the name of the Debtors on Schedule 1 hereto under the caption "LLCs", together with any limited liability company created or acquired after the date hereof, the Interests in which are required to be pledged hereunder pursuant to this Agreement or the Credit Agreement.

      "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

      "Partnership" shall mean, collectively, the respective partnerships identified beneath the name of the Debtors on Schedule 1 hereto under the caption "Partnerships", together with any partnerships created or acquired after the date hereof, the Partnership Interests in which are required to be pledged hereunder pursuant to this Agreement or the Credit Agreement.

      "Partnership Interests" shall mean, as to any Debtor (i) all right, title and interest, now existing or hereafter acquired, of such Debtor in any Partnership but not any of its obligations from time to time as a partner (unless the Administrative Agent shall become a partner as a result of its exercise of remedies herein) of any Partnership; (ii) any and all moneys due and to become due to such Debtor now or in the future by way of a distribution made to such Debtor in its capacity as a partner of any Partnership; (iii) any other property of any Partnership to which such Debtor now or in the future may be entitled in its capacity as a partner of any Partnership by way of distribution, return of capital or otherwise;
 (iv) any other claim in respect of any Partnership to which such Debtor now or in the future may be entitled in its capacity as a partner of any Partnership and its property, including any rights under any partnership agreement or other document governing or pertaining to such interests;
 (v) the certificates, if  any, representing all  such rights and  interests;
 (vi) all rights of such Debtor under each partnership agreement or limited partnership agreement of each Partnership; and (vii) to the extent not otherwise included, all Proceeds of any of the foregoing.

      "Patent Collateral" shall mean all Patents, whether now owned or hereafter acquired by any Debtor, including each Patent identified in
 Schedule 3 hereto.

      "Patents" shall mean all patents and patent applications, including without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

      "Pledged Collateral" has the meaning set forth in Section 3.01 hereof.

      "Pledged Interests" has the meaning set forth in Section 3.01(d) hereof.

      "Pledged Obligations" shall mean all of each Debtor's right, title and interest, if any, in and to any and all obligations owed to such Debtor by any Person, whether now existing or hereafter incurred, and in and to all collateral granted to such Debtor or for the benefit of such Debtor as collateral security for such obligations.

      "Pledged Securities" shall mean the Pledged Interests and the Pledged Stock, collectively.

      "Pledged Stock" has the meaning set forth in Section 3.01(a) hereof.

      "Proceeds" shall  mean  any "proceeds",  as  such term  is  defined  in
 Section 9.306 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to any Debtor from time to time with respect to any of the Pledged Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Pledged Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

      "Secured Obligations" shall mean the "Obligations" (as defined in the Credit Agreement), and each applicable Debtor's guarantee of the Obligations, including, without limitation, all present and future indebtedness, liabilities, and obligations of Debtors arising under this Agreement, and all present and future costs, attorneys' fees, and expenses reasonably incurred by the Administrative Agent or any Lender to enforce any Debtor's or any other obligor's payment of any of the Obligations, including, without limitation (to the extent lawful), all present and future amounts that would become due but for the operation of '' 502 or 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if any Debtor voluntarily or involuntarily becomes subject to Debtor Law).

      "Secured Party" shall mean each of, and "Secured Parties" means all of, the Administrative Agent and the Lenders.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Stock and Interests Collateral" shall mean, collectively, the Pledged Collateral described in clauses (a) through (e) of Section 3.01 hereof and the Proceeds of any such property and, to the extent related to any such property or such Proceeds, all books, correspondence, credit files, records, invoices and other papers.

      "Trademark Collateral" shall mean all Trademarks, whether now owned or hereafter acquired by any Debtor, including each Trademark identified in
 Schedule 4 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

      "Trademarks" shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

      "Uniform Commercial Code" or "UCC"shall mean the Uniform Commercial Code as in effect from time to time in the State of Texas.

      "Voting Powers" has the meaning set forth in Section 8.17(a)(ii) hereof.

      Section 2. Debtors Remain Liable. Notwithstanding anything to the contrary contained herein, (a) each Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the Secured Parties shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      Section 3. Pledged Collateral; Registration of Pledge of Pledged Interests; Acknowledgments; Delivery of Pledged Securities and Pledged Obligations.

      3.1 Pledged Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Debtor hereby pledges to the Administrative Agent, for the benefit of the Lenders as hereinafter provided, and grants to the Administrative Agent, for the benefit of the Lenders as hereinafter provided, a security interest in, all of such Debtor's right, title and interest in the following property, whether now owned by such Debtor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Pledged Collateral"):

           (a) the shares of common stock of the Issuers represented by the certificates identified in Schedule 1 hereto under the name of such Debtor and each other corporation hereafter acquired or formed by any Debtor and all other shares of capital stock of whatever class of the Issuers now or hereafter owned by such Debtor and all Equity Rights of any such Issuer owned by any Debtor, in each case together with the certificates evidencing the same, subject, in the case of any Foreign Subsidiary, to the limitation that shares of capital stock of any such Issuer which represent in excess of 65% of the combined voting power of all classes of capital stock of such Issuer shall not be pledged; provided, however, that if following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder which would permit a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of any Foreign Subsidiary entitled to vote without causing the undistributed earnings of such Foreign Subsidiary as determined for Federal income taxes to be treated as a deemed dividend to the Debtors for Federal income tax purposes, then the 65% limitation set forth above shall no longer be applicable and the Debtors shall duly pledge and deliver to the Administrative Agent such of the capital stock not theretofore required to be pledged hereunder (collectively, the "Pledged Stock");

           (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

           (c)  all Pledged Obligations;

           (d)  all Interests  and  Partnership Interests  now  or  hereafter owned by any Debtor and any limited liability company interest, partnership interest or other ownership or equity securities or certificate (including, without limitation, any certificate representing a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for Interests or Partnership Interests, or otherwise in respect thereof (collectively, the "Pledged Interests");

           (e) without affecting the obligations of such Debtor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which an Issuer, LLC or Partnership is not the surviving corporation, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company or partnership owned by the Debtors (unless such successor is such Debtor itself) formed by or resulting from such consolidation or merger;

           (f) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of such Debtor constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to such Debtor in respect of any loans or advances or for Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to such Debtor under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by such Debtor and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein collectively called "Accounts");

           (g) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of such Debtor, including without limitation those evidencing, representing, arising from or existing in respect of, relating to, or securing or otherwise supporting the payment of, any of the Accounts or Pledged Obligations, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");

           (h) all inventory (as defined in the Uniform Commercial Code) of such Debtor, all goods obtained by such Debtor in exchange for such inventory, any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto, and any such inventory as is temporarily out of such Debtor's custody or possession, including inventory held by others on consignment, inventory on the premises of others and items in transit (herein collectively called "Inventory");

           (i)  all Intellectual Property;

           (j) all equipment (as defined in the Uniform Commercial Code) of such Debtor (herein collectively called "Equipment");

           (k)  all Contracts;

           (l)  all documents of title (as defined in the Uniform  Commercial
      Code) or other receipts of such Debtor covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");

           (m) all rights, claims and benefits of such Debtor against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by such Debtor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

           (n)  all other  accounts (as  defined  in the  Uniform  Commercial
      Code) and General Intangibles, not otherwise included in the foregoing clauses of this Section 3.01; and

           (o) all other tangible and intangible personal property and fixtures of such Debtor, including without limitation all Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Debtor described in the preceding clauses of this Section 3.01, and, to the extent related to any property described in such clauses or such Proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Debtor or any computer bureau or service company from time to time acting for such Debtor.

 Notwithstanding the foregoing, the Pledged Collateral does not and shall not include any contract to which any Debtor is a party which would be rendered void or unenforceable by reason of its being included as part of the Pledged Collateral or which is not assignable by its terms, unless a consent to the assignment has been received by such Debtor and/or the Administrative Agent.

      3.2 Registration of Pledge. Concurrently with the execution of this Agreement and with the creation or acquisition of any securities or interests in any Issuer, LLC or Partnership the securities or interests in which are required to be pledged hereunder, each Debtor shall deliver to the Administrative Agent (i) an Initial Transaction Statement in the form of Exhibit A hereto confirming that such Debtor has registered the pledge of its Interests and Partnership Interests effected by this Agreement on the books of each applicable LLC or Partnership in which it has an Interest or a Partnership Interest and (ii) an Acknowledgment in the form of Exhibit B hereto of each Issuer, LLC or Partnership whose securities or interests are Pledged Securities hereunder.

      3.3 Stock Certificates. Each Debtor hereby delivers to the Administrative Agent all of the certificates evidencing the Pledged Stock owned by such Debtor which is represented by certificates, endorsed in blank or accompanied with appropriate undated stock powers executed in blank. Each Debtor has caused the Lien of the Administrative Agent in and to the Pledged Stock to be registered upon the books of the Issuers of the Pledged Stock. If at any time any Pledged Stock which is not represented by a certificate as of the date of this Agreement shall be represented by one or more certificates, then each Debtor shall promptly deliver the same to the Administrative Agent accompanied by stock powers duly executed in blank, with signature properly guaranteed. All other shares of Pledged Stock subsequently acquired by each Debtor shall be pledged to the Administrative Agent and if represented by a certificate, certificates representing the same shall be delivered to the Administrative Agent contemporaneously with the acquisition thereof, accompanied by stock powers duly executed in blank.

      3.4 Financing Statements; Registration; Certificates. Each Debtor has executed and delivered to the Administrative Agent such financing statements as the Administrative Agent has requested. Each Debtor has caused the Lien of the Administrative Agent in and to the Interests and the Partnership Interests to be registered upon the books of the issuers of such Interests and Partnership Interests. If at any time any Interests or Partnership Interests shall be represented by one or more certificates or by any documents that are instruments (as defined in the Uniform Commercial Code), then the appropriate Debtor shall promptly deliver the same to the Administrative Agent accompanied by duly executed transfer powers endorsed in blank respecting such certificates or documents.

      3.5 Pledged Obligations. Each Debtor hereby delivers to the Administrative Agent all of the promissory notes, instruments and agreements evidencing the Pledged Obligations held by such Debtor in suitable form for transfer by endorsement and delivery or accompanied by duly executed instruments of transfer or assignment in blank. If any Debtor shall become entitled to receive or shall receive any promissory notes, instruments or agreements constituting Pledged Collateral after the date hereof (including, without limitation, any certificate representing any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of the obligor on any Pledged Obligations) in respect of the Pledged Obligations, such Debtor agrees: (i) to accept the same as the agent of the Administrative Agent, (ii) to hold the same in trust on behalf of and for the benefit of the Administrative Agent, and (iii) to deliver any and all promissory notes, instruments or agreements evidencing the same to the Administrative Agent within ten (10) days following the receipt thereof by such Debtor, in the exact form received, with the endorsement in blank of such Debtor when necessary and with an appropriate undated instrument of transfer or assignment duly executed in blank (with signature properly guaranteed), to be held by the Administrative Agent subject to the terms of this Agreement, as additional Pledged Collateral.

      3.6 Updated Schedules. Each delivery of Pledged Securities after the date hereof shall be accompanied by an updated Schedule1 hereto, which shall include a description of the Pledged Securities theretofore and then being pledged hereunder, which schedule shall be attached hereto and made apart hereof and shall supersede any prior Schedule 1 hereto.

      Section 4.     Special Provisions Concerning Trademarks

      4.1 Representations and Warranties. Each Debtor represents and warrants that it is the true and lawful exclusive owner of the Trademarks listed as being owned by it in Schedule 4 hereto and that, as of the date hereof, the listed Trademarks include all the United States federal and foreign registrations or applications registered in the United States Patent and Trademark Office or the equivalent government agency or office in any applicable foreign jurisdiction which are necessary for such Debtor's business as currently operated. Each Debtor represents and warrants that it owns or is licensed to use or is not prohibited from using all Trademarks that it uses. Each Debtor further warrants that it is aware of no third party claim (which could have a Material Adverse Effect) that any aspect of such Debtor's present or contemplated business operations infringes or will infringe any mark. Each Debtor represents and warrants that it is the owner of record of all registrations and applications listed as being owned by it in Schedule 4 hereto and that such registrations are valid, subsisting, have not been canceled and that such Debtor is not aware of any third party claim

 (which could have a Material Adverse Effect) that any such registration is invalid or unenforceable. Each Debtor hereby grants to the Administrative Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or any equivalent government agency or office of any applicable foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each such Trademark and associated goodwill, and record the same.

      4.2 Licenses and Assignments. Other than the license agreements listed on Schedule 5 hereto and any extensions or renewals thereof, each Debtor hereby agrees not to divest itself of any right under any Trademark except those such Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries' business.

      4.3 Infringements. Each Debtor agrees, promptly upon learning thereof, to notify the Administrative Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of such Debtor's rights in and to any Trademark, or with respect to any party claiming that such Debtor's use of any Trademark violates any property right of that party, in each case to the extent that such Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. Each Debtor further agrees, if consistent with good business practice, diligently to prosecute any Person infringing any Trademark to the extent that such Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.

      4.4 Preservation of Trademarks. To the extent the failure to do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor agrees to use its Trademarks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Trademarks as trademarks or service marks registered under the laws of the United States or applicable foreign jurisdictions.

      4.5 Maintenance of Registration. To the extent the failure to do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. '' 1051 et seq. to maintain trademark registration, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Trademarks pursuant to 15 U.S.C. '' 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all reasonable administrative and judicial remedies without prior written consent of the Administrative Agent.

      4.6 Future Registered Trademarks. If any Trademark registration is issued hereafter to any Debtor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any equivalent government agency or office in any applicable foreign jurisdiction, within 30 days of receipt of such registration such Debtor shall deliver a copy of such registration, and a grant of security in such Trademark to the Administrative Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Administrative Agent.

      4.7 Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent may, after five days' written notice to each Debtor, take any or all of the following actions: (a) declare the entire right, title and interest of each Debtor in and to each of the Trademarks and the goodwill of the business associated therewith, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Administrative Agent for the benefit of the Lenders, in which case the Administrative Agent shall be entitled to exercise the power of attorney referred to in Section 9.01 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency;
 (b) take and use or sell the Trademarks and the goodwill of each Debtor's businesses symbolized by the Trademarks and the right to carry on the businesses and use the assets of such Debtor in connection with which the Trademarks have been used; and (c) direct each Debtor to refrain, in which event such Debtor shall refrain, from using the Trademarks in any manner whatsoever, directly or indirectly, and execute such other and further documents that the Administrative Agent may request to further confirm this and to transfer ownership of the Trademarks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Administrative Agent.

      Section 5.     Special Provisions Concerning Patents

      5.1 Representations and Warranties. Each Debtor represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed as being owned by it in Schedule 3 hereto and that, as of the date hereof, said Patents include all the patents and applications for patents that such Debtor now owns which are necessary for such Debtor's business as currently operated. Each Debtor represents and warrants that it owns or is licensed to practice under all Patents that it now uses or practices under. Each Debtor further warrants that it is aware of no third party claim (which could have a Material Adverse Effect) that any aspect of such Debtor's present or contemplated business operations infringes or will infringe any patent. Each Debtor hereby grants to the Administrative Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the equivalent government agency or office of any applicable foreign jurisdiction, in order to effect an absolute assignment of all right, title and interest in each Patent and record the same.

      5.2 Licenses and Assignments. Other than the license agreements listed on Schedule 5 hereto and any extensions or renewals thereof, each Debtor hereby agrees not to divest itself of any right under any Patent except those Patents such Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries' business.

      5.3 Infringements. Each Debtor agrees, promptly upon learning thereof, to furnish the Administrative Agent in writing with all pertinent information available to such Debtor with respect to any infringement or other violation of such Debtor's rights in any Patent, or with respect to any claim that practice of any Patent violates any property rights of that party, in each case to the extent that such Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. Each Debtor further agrees, consistent with good business practice and absent direction of the Administrative Agent to the contrary (which direction shall only be given if an Event of Default shall have occurred and be continuing), diligently to prosecute any Person infringing any Patent to the extent that such Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.

      5.4 Maintenance of Patents. At its own expense, each Debtor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. ' 41 to maintain in force rights under each Patent to the extent such Debtor reasonably believes it to be consistent with good business practice and failure to do so would cause a Material Adverse Effect.

      5.5 Prosecution of Patent Application. At its own expense, each Debtor shall diligently prosecute all applications for Patents listed as being owned by it in Schedule 3 hereto and shall not abandon any such application prior to exhaustion of all reasonable administrative and judicial remedies, to the extent such Debtor reasonably believes it to be consistent with good business practice and failure to do so would cause a Material Adverse Effect.

      5.6  Other Patents.    Within thirty  (30)  days of  acquisition  of  a
 Patent, or of filing of an application for a Patent, each Debtor shall deliver to the Administrative Agent a copy of said Patent or such application, as the case may be, with a grant of security as to such Patent, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Administrative Agent.

      5.7 Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent may after five days' written notice to each Debtor, take any or all of the following actions: (a) declare the entire right, title, and interest of each Debtor in each of the Patents vested, in which event such right, title, and interest shall immediately vest in the Administrative Agent for the benefit of the Lenders, in which case the Administrative Agent shall be entitled to exercise the power of attorney referred to in Section 9.01 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency;
 (b) take and practice or sell the Patents; and (c) direct each Debtor to refrain, in which event such Debtor shall refrain, from practicing the Patents directly or indirectly, and such Debtor shall execute such other and further documents as the Administrative Agent may request further to confirm this and to transfer ownership of the Patents to the Administrative Agent for the benefit of the Lenders.

      Section 6.  Special Provisions Concerning Copyrights

      6.1 Representations and Warranties. Each Debtor represents and warrants that it is the true and lawful exclusive owner of the Copyrights listed as being owned by it in Schedule 2 hereto and that, as of the date hereof, the listed Copyrights include all the United States federal and foreign registrations or applications registered in the appropriate government agency or office in any applicable foreign jurisdiction which are necessary for such Debtor's business as currently operated. Each Debtor represents and warrants that it owns or is licensed to use or is not
 prohibited from using  all Copyrights that  it uses.   Each  Debtor  further
 warrants that it is aware of no third party claim (which could have a Material Adverse Effect) that any aspect of such Debtor's present or contemplated business operations infringes. Each Debtor represents and warrants that it is the owner of record of all registrations and applications listed as being owned by it in Schedule 2 hereto and that such registrations are valid, subsisting, have not been canceled and that such Debtor is not aware of any third party claim (which could have a Material Adverse Effect) that any such registration is invalid or unenforceable. Each Debtor hereby grants to the Administrative Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the appropriate government agency or office of any applicable foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each such Copyright and associated goodwill, and record the same.

      6.2 Licenses and Assignments. Other than the license agreements listed on Schedule 5 hereto and any extensions or renewals thereof, each Debtor hereby agrees not to divest itself of any right under any Copyright except those such Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries' business.

      6.3 Infringements. Each Debtor agrees, promptly upon learning thereof, to notify the Administrative Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of such Debtor's rights in and to any Copyright, or with respect to any party claiming that such Debtor's use of any Copyright violates any property right of that party, in each case to the extent that such Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. Each Debtor further agrees, if consistent with good business practice, diligently to prosecute any Person infringing any Copyright to the extent that such Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.

      6.4 Preservation of Copyrights. To the extent the failure to do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor agrees to use its Copyrights in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Copyrights as copyrights registered under the laws of the United States or applicable foreign jurisdictions.

      6.5 Maintenance of Registration. To the extent the failure to do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor shall, at its own expense, diligently process all documents required to maintain copyright registration, including but not limited to affidavits of use and applications for renewals of registration, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all reasonable administrative and judicial remedies without prior written consent of the Administrative Agent.

      6.6 Future Registered Copyrights. If any Copyright registration is issued hereafter to any Debtor as a result of any application now or hereafter pending before the appropriate government agency or office in any applicable foreign jurisdiction, within 30 days of receipt of such registration such Debtor shall deliver a copy of such registration, and a grant of security in such Copyright to the Administrative Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Administrative Agent.

      6.7 Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent may, after five days' written notice to each Debtor, take any or all of the following actions: (a) declare the entire right, title and interest of each Debtor in and to each of the Copyrights and the goodwill of the business associated therewith, together with all copyright rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Administrative Agent for the benefit of the Lenders, in which case the Administrative Agent shall be entitled to exercise the power of attorney referred to in Section 9.01 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency;
 (b) take and use or sell the Copyrights and the goodwill of each Debtor's businesses symbolized by the Copyrights and the right to carry on the businesses and use the assets of such Debtor in connection with which the Copyrights have been used; and (c) direct each Debtor to refrain, in which event such Debtor shall refrain, from using the Copyrights in any manner whatsoever, directly or indirectly, and execute such other and further documents that the Administrative Agent may request to further confirm this and to transfer ownership of the Copyrights and registrations and any pending copyright application in the appropriate government agency or office in any foreign jurisdiction to the Administrative Agent.

      Section 7.     Representations and Warranties

      Each Debtor represents and warrants to the Administrative Agent that:

      7.1 Pledged Collateral. Such Debtor is the sole beneficial owner of the Pledged Collateral (and, with respect to the Pledged Securities, sole record owner thereof) in which it purports to grant a security interest pursuant to Section 3 hereof and no Lien exists or will exist upon such Pledged Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Administrative Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest shall constitute a first priority perfected pledge and security interest in and to all of such Pledged Collateral; and, subject to Section 3 and Section 8.17 hereof, will cause any and all Pledged Securities, to the extent certificated, whether for value paid by any Debtor or otherwise, to be forthwith deposited with the Administrative Agent and pledged or assigned hereunder.

      7.2 Pledged Stock. The Pledged Stock represented by the certificates identified under the name of such Debtor in Schedule 1 hereto is, and all other Pledged Stock in which such Debtor shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the respective issuer of such Pledged stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreement or as permitted by the Credit Agreement).

      7.3 Ownership of Pledged Stock. The Pledged Stock represented by the certificates identified under the name of such Debtor in Schedule 1 hereto constitutes (a) with respect to each Subsidiary other than a Foreign Subsidiary all of the issued and outstanding shares of capital stock of any class of such issuers beneficially owned by such Debtor and (b) with respect to each Foreign Subsidiary, all of the issued and outstanding shares of capital stock of any class of such Issuers beneficially owned by such Debtor which in the aggregate do not represent more than 65% of the total combined voting power of all classes of capital stock of any such issuer (in each case, whether or not registered in the name of such Debtor) and said
 Schedule 1 correctly identifies, as at the date hereof, or, with respect to any Issuer created or acquired after the date hereof, as of the date of pledge hereunder, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

      7.4 Intellectual Property Agreements. Schedule 5 hereto sets forth a complete and correct list of all material licenses and other user agreements included in the Intellectual Property on the date hereof.

      7.5 Intellectual Property Proceedings. To such Debtor's knowledge, on and as of the date hereof: (a) except as set forth in Schedule 5.06 to the Credit Agreement, there is no violation that could constitute a Material Adverse Effect by others of any right of such Debtor with respect to any Copyright, Patent or Trademark listed in Schedules 2, 3 and 4 hereto, respectively, under the name of such Debtor and (b) such Debtor is not infringing in any respect that could constitute a Material Adverse Effect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against such Debtor or, to such Debtor's knowledge, threatened, and no claim against such Debtor has been received by such Debtor, alleging any such violation, except as may be set forth in said Schedule 5.06.

      7.6 Fair Labor Standards. To the best of each Debtor's knowledge, any goods now or hereafter produced by such Debtor or any of its Subsidiaries included in the Pledged Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act of 1938, as amended.

      7.7 Pledged Interests. The Interests of each Debtor identified under the name of such Debtor on Schedule 1 hereto pledged hereunder, and in respect of which a security interest has been granted hereunder, constitute all of the issued and outstanding Interests, limited liability company interests or other ownership or equity interests in any LLC owned by the Debtors; the Partnership Interests of each Debtor identified under the name of such Debtor on Schedule 1 hereto pledged hereunder, and in respect of which a security interest has been granted hereunder, constitute all of the issued and outstanding Partnership Interests or other ownership or equity interests in any Partnership owned by the Debtors; and none of the Pledged Interests is or will be subject to any contractual restriction, or any restriction under the organizational or other organic documents of the respective issuer of such Pledged Interests upon the transfer of such Pledged Interests (except for any such restriction contained herein or in the Credit Agreement or as permitted by the Credit Agreement). The Pledged Interests have been duly authorized and validly issued, and all payments required to be made by any holder of such Pledged Interests in respect of such interests have been made.

      7.8 Inventory, Equipment, Pledged Obligations. All Inventory and Equipment (except for Inventory and Equipment which is not, individually or in the aggregate, material in value or to the business of any Debtor) of each Debtor are located at the locations specified on Schedule 6 hereto or, upon thirty (30) days' prior written notice to the Administrative Agent, at other locations within the continental United States of America in the ordinary course of each Debtor's business so long as all actions have been taken to assure the continued perfection and priority of the Administrative Agent's security interest therein. Each Debtor has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment of any Debtor is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and other Pledged Obligations of each Debtor have been endorsed and delivered to the Administrative Agent.

      7.9  Not Margin Stock.   None of the  Pledged Stock constitutes  margin
 stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

      7.10 No Liens. No security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or part of the Pledged Collateral is on file or of record in any public office, except such as may have been or will be filed in favor of the Administrative Agent pursuant to this Agreement.

      7.11 Perfection by Filing. Upon filing of the financing statements in the offices referred to on Schedule 1 hereto, the security interest created by this Agreement in all Pledged Collateral other than the Pledged Securities, the Pledged Obligations and Instruments will constitute a valid, perfected first priority security interest in such Pledged Collateral to the extent provided in the Uniform Commercial Code, enforceable in accordance with its terms against all creditors of such Debtor and any Persons purporting to purchase any such Pledged Collateral from such Debtor, except as enforcement of such security interest may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

      7.12 Uncertified  Interests.    The  Interests  in  each  LLC  and  the
 Partnership  Interests   in  each   Partnership  are   not  represented   by
 certificates.

      7.13 Business Locations.   Each Debtor's principal  place of  business,
 chief executive office and the place where its records concerning the Pledged Collateral are kept is at the address listed on Schedule 8 hereto.

      7.14 Governmental Approvals. No consent or approval of any Governmental Authority or any securities exchange or any other Person was or is necessary for the validity of the security interest granted herein and the pledge effected hereby.

      7.15 Pledged Securities; Perfection. By virtue of the execution and delivery by the Debtors of this Agreement, when the Pledged Securities, certificates, instruments or other documents representing or evidencing such Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, or, in the case such Pledged Securities constituting uncertificated securities, when the steps required by Articles 8 and 9 of the Uniform Commercial Code have been taken to perfect the Administrative Agent's security interest therein, the security interest created by this Agreement in the Pledged Securities to the extent provided in the Uniform Commercial Code, enforceable in accordance with its terms against all creditors of such Debtor and any Person purporting to purchase any such

 Pledged Collateral from such Debtor, except as enforcement of such security interest may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

      7.16 No Restrictions. There are no restrictions upon the Voting Rights associated with, or upon the transfer of, any of the Pledged Securities. The Pledged Securities are not subject to any put, call, option or other right in favor of any other Person whatsoever.

      7.17 No Conflicts. Neither the execution and delivery of this Agreement by each Debtor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (a) violates any
 Debtor's,  or  any  of  its  Subsidiaries',   charter  or  by-laws  or   any
 organizational  or  other  document  of  any  Issuer,  LLC  or  Partnership,
 (b) violates the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which any Debtor, or any of its Subsidiaries, is a party, or by which any of them may be bound or to which any of their properties or assets may be subject, which violation or conflict would have a Material Adverse Effect, or a material adverse effect on the value of the Pledged Collateral or a material adverse effect on the security interests hereunder, or (c) conflicts with any material law, order, rule or regulation applicable to any Debtor, or any of its Subsidiaries, of any Governmental Authority having jurisdiction over any Debtor, or any of its Subsidiaries, or their Properties, or (d) results in or requires the creation or imposition of any Lien (other than the Lien contemplated hereby) upon or with respect to any of the property now owned or hereafter acquired by any Debtor, or any of its Subsidiaries.

      7.18 Voting Agreements. There are no voting trusts or other agreements or understandings to which any Debtor is a party or by which it may be bound with respect to voting, managerial consent, election or other rights of any Debtor relating to the Pledged Securities.

      7.19 Pledged Interests; Legal Matters. Such Debtor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Debtor is a party relating to its Interests or Partnership Interests, and such Debtor is not in violation of any other material provisions of any such agreement to which such Debtor is a party, or otherwise in default or violation thereunder; to the best knowledge of the Debtors no Interest or Partnership Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Debtor by any Person with respect thereto and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the operating agreements, partnership agreements and certificates, if any, delivered to the Administrative Agent) which evidence any Interest or Partnership Interest of such Debtor.

      7.20 Accounts. Unless a Debtor has given the Administrative Agent written notice to the contrary, whenever the security interest granted hereunder attaches to an Account, each Debtor shall be deemed to have represented and warranted to the Administrative Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by such Debtor or the sale or lease of goods by such Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

      7.21 Trade Names; Information  Certificates.   Except as  set forth  on
 Schedule 9 hereto, no Debtor has within the past five years done business under any name or trade name other than its legal name set forth at the beginning of this Agreement. All information provided by each Debtor in its Information Certificate delivered to the Administrative Agent or its counsel is true, correct and complete in all material respects.

      7.22 Organization; Powers.   Each  Debtor  is duly  organized,  validly
 existing, and in good standing under the laws of the state of its organization. Each Debtor has the power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by such Debtor have been authorized by all necessary action on the part of such Debtor.

      Section 8.     Covenants

      The  Debtors  jointly  and  severally  covenant  and  agree  with   the
 Administrative Agent that until the Secured Obligations are paid and performed in full and all commitments and other obligations of the Lenders to the Borrower have been terminated:

      8.1 Maintenance. Each Debtor shall maintain the Pledged Collateral in good operating condition and repair, and no Debtor shall permit any waste or destruction of the Pledged Collateral or any part thereof except for the ordinary wear and tear of its intended primary use. No Debtor shall use or permit the Pledged Collateral to be used in violation of any law or inconsistently with the terms of any policy of insurance, if such use could cause a Material Adverse Effect. No Debtor shall use or permit the Pledged Collateral to be used in any manner or for any purpose that would impair the value of the Pledged Collateral or expose the Pledged Collateral to unusual risk.

      8.2 Encumbrances. No Debtor shall create, permit, or suffer to exist, and each Debtor shall defend the Pledged Collateral against, any Lien on the Pledged Collateral except Permitted Liens, and shall defend such Debtor's rights in the Pledged Collateral and the Administrative Agent's security interest in the Pledged Collateral against the claims of all Persons.

      8.3 Modification of Pledged Collateral. No Debtor shall do anything to impair the rights of the Administrative Agent in the Pledged Collateral.
  Without the prior written consent of the Administrative Agent, no Debtor shall (a) grant any extension of time for any payment with respect to the Pledged Collateral, other than trade extensions granted in the ordinary course of business, (b) compromise, compound, or settle any of the Pledged

 Collateral, (c) release in whole or in part any person or entity liable for payment with respect to the Pledged Collateral, (d) allow any credit or discount for payment with respect to the Pledged Collateral other than normal trade discounts granted in the ordinary course of business and other adjustments, such as bad debt expense, made in the ordinary course of business, (e) release any Lien securing the Pledged Collateral, or
 (f) otherwise amend or modify any of the Pledged Collateral in any material manner.

      8.4  Disposition of Pledged Collateral.   No Debtor shall sell,  lease,
 assign, transfer or otherwise dispose of any Pledged Collateral, except as expressly permitted by the Credit Agreement.

      8.5 Further Assurances. At any time and from time to time, upon the reasonable request of the Administrative Agent, and at the sole expense of the Debtors, each Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as the Administrative Agent may deem necessary or desirable to preserve and perfect its security interest in the Pledged Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as the Administrative Agent may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Each Debtor shall promptly endorse and deliver to the Administrative Agent all Documents and Instruments that it now owns or may hereafter acquire. In the event that the Administrative Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Administrative Agent, each Debtor agrees to use its best efforts to assist and aid the Administrative Agent to obtain as soon as practicable any necessary Approvals for the exercise of any such remedies, rights and powers.

      8.6 Risk of Loss; Insurance. The Debtors shall be responsible for any loss of or damage to the Pledged Collateral. Each Debtor shall maintain, with financially sound and reputable companies, insurance policies (a) insuring the Pledged Collateral against loss by fire, explosion, theft, and such other risks and casualties as are customarily insured against by companies engaged in the same or a similar business, and (b) insuring such Debtor and the Administrative Agent against liability for personal injury and property damage relating to the Pledged Collateral, such policies to be in such amounts and covering such risks as are customarily insured against by companies engaged in the same or a similar business, but at least in the amounts specified in the Credit Agreement, with losses payable to such Debtor and the Administrative Agent, as their respective interests may appear. All insurance with respect to the Pledged Collateral shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Administrative Agent has received 30 days prior written notice thereof. Each Debtor shall furnish the Administrative Agent with certificates or other evidence satisfactory to the Administrative Agent of compliance with the foregoing insurance provisions. Each Debtor shall deliver to the Administrative Agent upon demand copies of all insurance policies covering the Pledged Collateral or any part thereof.

      8.7 Inspection Rights. Each Debtor shall permit the Administrative Agent and each Lender and their representatives, upon one (1) Business Day's prior notice, to examine or inspect the Pledged Collateral wherever located and to examine, inspect, and copy such Debtor's books and records at any reasonable time and as often as they may desire. The Administrative Agent may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of any Debtor's Accounts. Each Debtor agrees to render to the Administrative Agent, at such Debtor's cost and expense, such clerical and other assistance as may be reasonably requested by the Administrative Agent with regard thereto.

      8.8 Landlord's Waivers or Subordinations. With respect to all locations of Equipment and Inventory, each Debtor shall cause each landlord of real property leased by such Debtor to execute and deliver instruments satisfactory in form and substance to the Administrative Agent by which such landlord waives or subordinates its rights, if any, in the Pledged Collateral.

      8.9 Notification. Each Debtor shall promptly notify the Administrative Agent of (a) any Lien or material claim made or threatened against the Pledged Collateral, (b) any material change in the Pledged Collateral, including, without limitation, any material damage to or loss of the Pledged Collateral, and (c) the occurrence or existence of a Default or an Event of Default.

      8.10 Organizational Changes. No Debtor shall change its name, identity, or structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading, unless such Debtor shall have given the Administrative Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Administrative Agent to make each financing statement not seriously misleading. No Debtor shall change its principal place of business, chief executive office, or the place where it keeps its books and records, unless it shall have given the Administrative Agent thirty (30)
 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Administrative Agent to cause its security interest in the Pledged Collateral to be perfected with the priority required by this Agreement.

      8.11 Books and Records; Information. Each Debtor shall keep accurate and complete books and records of the Pledged Collateral and such Debtor's business and financial condition in accordance with GAAP (subject to year-end adjustments and disclosures). Each Debtor shall from time to time at the request of the Administrative Agent deliver to the Administrative Agent such information regarding the Pledged Collateral and such Debtor as the Administrative Agent may request, including, without limitation, lists and descriptions of the Pledged Collateral and evidence of the identity and existence of the Pledged Collateral. Each Debtor shall mark its books and records to reflect the security interest of the Administrative Agent under this Agreement.

      8.12 Location of Pledged Collateral. No Debtor shall move any of its Equipment or Inventory from the locations specified herein without the prior written consent of the Administrative Agent, except, upon thirty (30) days' written notice to the Administrative Agent, to other locations within the continental United States of America in the ordinary course of business so long as all actions have been taken to assure the continued perfection and priority of the Administrative Agent's security interest therein.

      8.13 Warehouse Receipts Non-Negotiable. Each Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Pledged Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).

      8.14 Collection of Accounts. Except as otherwise provided in this Section, the Debtors shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtors may take (and, at the Administrative Agent's direction, shall take) such actions as the Debtors or the Administrative Agent may deem necessary or advisable to enforce collection of the Accounts. At any time the Administrative Agent shall have the right to, or upon the request of the Administrative Agent the Debtors shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Administrative Agent) under arrangements in form and substance satisfactory to the Administrative Agent pursuant to which the Debtors shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Administrative Agent. In addition to the foregoing, each Debtor agrees that if any Proceeds of any Pledged Collateral (including payments made in respect of Accounts) shall be received by such Debtor while an Event of Default exists, such Debtor shall promptly deliver such Proceeds to the Administrative Agent, for the pro rata benefit of the Lenders, with any necessary endorsements. Until such Proceeds are delivered to the Administrative Agent, such Proceeds shall be held in trust by such Debtor for the benefit of the Administrative Agent and shall not be commingled with any other funds or property of any Debtor. All Proceeds of Pledged Collateral received by the Administrative Agent pursuant to this Section may at the option of the Required Lenders in the exercise of their absolute discretion, (i) be applied to the Secured Obligations in accordance with the Credit Agreement, or (ii) be deposited to the credit of any Debtor and held as collateral for the Secured Obligations or permitted to be used by such Debtor in the ordinary course of its business.

      8.15 Delivery and Other Perfection.  Each Debtor shall:

           (a) if there shall be received by such Debtor any of the shares, securities or property (other than cash unless required by the terms hereof to be delivered hereunder) required to be pledged by such Debtor under clauses (a), (b), (c), (d) and (e) of Section 3.01 hereof or any distribution of capital shall be made on or in respect of the Pledged Interests or any property shall be distributed upon or with respect to the Pledged Interests pursuant to the recapitalization or reclassification of the capital of any LLC or Partnership, or pursuant to the reorganization thereof, forthwith either (i) transfer and deliver to the Administrative Agent such shares, capital, property or securities so received by such Debtor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Pledged Collateral or (ii) take such other action as the Administrative Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, capital or property in said clauses (a), (b), (c),
      (d) and (e) and until such time of transfer hold such shares, securities, money, property or capital shall be held in trust for the sole benefit of the Lenders, segregated from of the other property of each Debtor;

           (b) deliver and pledge to the Administrative Agent any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent may request; provided, however, that so long as no Default shall have occurred and be continuing, such Debtor may retain for collection in the ordinary course any Instruments received by such Debtor in the ordinary course of business and the Administrative Agent shall, promptly upon request of such Debtor, make appropriate arrangements for making any other Instrument pledged by such Debtor available to such Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Administrative Agent, against trust receipt or like document);

           (c) maintain the security interest created by this Agreement as a first priority perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever and give, execute, deliver, file and/or record any financing statement, continuation statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest (and each Debtor authorizes the Administrative Agent to file any such financing or continuation statement without the signature of each Debtor to the extent permitted by applicable law), including, without limitation, after the occurrence and during the continuance of an Event of Default, causing any or all of the Stock and Interests Collateral to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any Stock and Interests Collateral is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the respective Debtor copies of any notices and communications received by it with respect to the Stock and Interests Collateral) and if any amount payable under or in connection with any of the Interests or Partnership Interests shall be or become evidenced by any Instrument, such Instrument shall be immediately delivered to the Administrative
      Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Pledged Collateral pursuant to this Agreement;

           (d) furnish to the Administrative Agent upon its request statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Administrative Agent may reasonably request, all in reasonable detail;

           (e) promptly upon request of the Administrative Agent, following receipt by the Administrative Agent of any statements, schedules or reports pursuant to clause (d) above, modify this Agreement by amending Schedules 2, 3 and/or 4 hereto, as the case may be, to include any Copyright, Patent or Trademark that becomes part of the Pledged Collateral under this Agreement; and

           (f) upon the occurrence and during the continuance of any Event of Default, permit representatives of the Administrative Agent to be present at such Debtor's place of business to receive copies of all communications and remittances relating to the Pledged Collateral, and forward copies of any notices or communications received by such Debtor with respect to the Pledged Collateral, all in such manner as the Administrative Agent may require.

      8.16 Perfection. Prior to or concurrently with the execution and delivery of this Agreement and upon the acquisition or creation of any securities of or interests in any Issuer, LLC or Partnership the securities or interests in which are required to be pledged hereunder, each Debtor shall (a) file such financing statements and other documents in such offices as the Administrative Agent may request to perfect the security interests granted by Section 3 of this Agreement, (b) deliver to the Administrative Agent all certificates identified in Schedule 1 hereto, accompanied by undated stock powers duly executed in blank and (c) deliver to the Administrative Agent all Pledged Obligations.

      8.17 Special Provisions Relating to Certain Collateral.

           (a)  Pledged Securities and Pledged Obligations.

                (i) The Debtors will cause the Pledged Stock to constitute at all times, with respect to (x) any Issuer other than a Foreign Subsidiary all of shares of each class of capital stock of each such Issuer then owned by any Debtor and (y) any Foreign Subsidiary, such amount of the shares of capital stock of each such Issuer as will not (subject to Section 3.01(a) hereof) result in greater than 65% of the total combined voting power of all classes of capital stock of any such Issuer.

                (ii) In addition to all powers granted to the Administrative Agent pursuant to Section 9.01 hereof, so long as no Event of Default shall have occurred and be continuing, the Debtors shall have the right to exercise all voting, consensual, partnership, managerial and membership rights and powers and other powers of ownership pertaining to the Pledged Securities (collectively, the "Voting Powers") for all purposes not inconsistent with the terms of this Agreement, the other Loan Documents or any other instrument or agreement referred to herein or therein; provided, however, that each Debtor agrees that no vote shall be cast or membership or partnership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would materially impair the Pledged Securities (other than pursuant to a transaction expressly permitted under the Credit Agreement) or which would be inconsistent with or result in any violation of any provision of any of this Agreement or any other Loan Document. The Administrative Agent shall execute and deliver to the Debtors or cause to be executed and delivered to the Debtors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Debtors may reasonably request for the purpose of enabling the Debtors to exercise the Voting Powers that they are entitled to exercise pursuant to this
           Section 8.17. Upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent's option and following written notice from the Administrative Agent to the Debtors (such written notice to be effective immediately upon the giving thereof as provided below) all rights of the Debtors to exercise the Voting Powers they are entitled to exercise pursuant to this Section 8.17, and the obligations of the Administrative Agent under this Section 8.17, shall cease, and all such Voting Powers shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such Voting Powers, including, without limitation, the right to act by shareholder, partner, member or other interestholder consent. Such authorization shall constitute an irrevocable voting proxy from each Debtor to the Administrative Agent or, at the Administrative Agent's option, to the Administrative Agent's nominee.

                (iii) The Debtors shall be entitled to receive and retain any dividends or distributions on the Pledged Securities to the extent that the payment of such dividends is permitted by the Credit Agreement.

                (iv) Subject to the provisions of Section 9 hereof, if any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Administrative Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Pledged Securities shall be paid directly to the Administrative Agent and retained by it as part of the Pledged Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, the Debtors jointly and severally agree to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end.

                (v) So long as no Event of Default has occurred, and to the extent not prohibited by the Credit Agreement, each Debtor shall be entitled to receive and retain principal and interest payments, if any, paid on the Pledged Obligations.

                (vi) Each Debtor hereby represents and warrants that it has made its own arrangements for keeping informed of changes or potential change affecting the Pledged Securities and the Pledged Obligations (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights of the Pledged Securities), and each Debtor agrees that the Administrative Agent shall have no responsibility or liability for informing such Debtor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

                (vii) The Administrative Agent may, upon the occurrence and during the continuation of an Event of Default, without notice and at its option, transfer or register the Pledged Securities and the Pledged Obligations or any part thereof, into its or its nominee's name, or endorse any of the Pledged Obligations for negotiation, without any indication that such Pledged Collateral is subject to the security interest hereunder.

           (b)  Intellectual Property.

                (i) For the purpose of enabling the Administrative Agent, during the continuance of an Event of Default, to exercise rights and remedies under Sections 9 and 10 hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Debtor hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Debtor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

                (ii) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 8.09 of the Credit Agreement that limit the right of the Debtors to dispose of their respective property, so long as no Event of Default shall have occurred and be continuing, the Debtors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Debtors. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Administrative Agent shall from time to time, upon the request of the respective Debtor, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Debtor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (i) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the Commitments or earlier expiration of this Agreement or release of the Pledged Collateral, the Administrative Agent shall grant back to the Debtors the license granted pursuant to clause (i) immediately above. The exercise of rights and remedies under Section 9 or Section 10 hereof by the Administrative Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Debtors in accordance with the first sentence of this clause (ii).

           (c) Motor Vehicles. At any time after the occurrence and during the continuance of an Event of Default, each Debtor shall, upon the request of the Administrative Agent, deliver to the Administrative Agent originals of the certificates of title or ownership for the Motor Vehicles, and any other Equipment covered by certificates of title or ownership, owned by it with the Administrative Agent listed as lienholder.

      8.18 Fraudulent Conveyances. Notwithstanding any contrary provision, each Debtor agrees that, if, but for the application of this paragraph, any of the Secured Obligations or the Administrative Agent's security interest would constitute a preferential transfer under 11 U.S.C. ' 547, a fraudulent conveyance under 11 U.S.C. ' 548, or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar laws in effect from time to time (each a "fraudulent conveyance"), then the Secured Obligations and such security interest remains enforceable to the maximum extent possible without causing any of the Secured Obligations or the security interest to be a fraudulent conveyance, and this Agreement is automatically amended to carry out the intent of this paragraph.

      Section 9.     Rights of the Administrative Agent

      9.1 Power of Attorney. Each Debtor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of such Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Administrative Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, each Debtor hereby gives the Administrative Agent the power and right on behalf of such Debtor and in its own name to do any of the following, without notice to or the consent of such Debtor, whether or not an Event of Default has occurred and is continuing, except as otherwise expressly provided below.

         (a) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of any Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Pledged Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Pledged Collateral or any policy of insurance;

         (b) to pay or discharge taxes or Liens levied or placed on or threatened against the Pledged Collateral;

         (c) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of any Debtor to an address designated by the Administrative Agent and to receive, open, and dispose of mail addressed to any Debtor;

         (d) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Pledged Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Pledged Collateral or any part thereof and to enforce any other right in respect of any Pledged Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against any Debtor with respect to any Pledged Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (G) to exchange any of the Pledged Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Administrative Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Pledged Collateral; (I) after the occurrence and during the continuance of an Event of Default, to renew, extend, or otherwise change the terms and conditions of any of the Pledged Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Pledged Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve, or realize upon the Pledged Collateral and the Administrative Agent's security interest therein.

      This power of attorney is a power coupled with an interest and shall be irrevocable. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve, and realize upon its security interest in the Pledged Collateral. The Administrative Agent shall not be responsible for any decline in the value of the Pledged Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Pledged Collateral.

      9.2  Certain Covenants and Rights Regarding the Pledged Collateral.

           (a) Each Debtor shall from time to time at the reasonable request of the Administrative Agent furnish the Administrative Agent with a schedule of each Account included in the Pledged Collateral and a list of all those liable on checks, notes, drafts, and other Instruments representing the Proceeds of such Accounts. The Administrative Agent shall have the right to make test verifications of the Pledged
      Collateral. If any part of the Pledged Collateral is or becomes subject to the Federal Assignment of Claims Act, each Debtor whose Pledged Collateral has been affected thereby will execute all instruments and take all steps required by the Administrative Agent to comply with that act. If any part of the Pledged Collateral is evidenced by chattel paper, or by one or more promissory notes, trade acceptances or other Instruments, each Debtor will, at the request of the Administrative Agent, immediately deliver them to the
      Administrative Agent, appropriately endorsed to the order of the Administrative Agent, and regardless of the form of endorsement, such Debtor waives presentment, demand, notice of dishonor, protest, and notice of protest.

           (b) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered, or questioned, or if any legal proceedings are instituted with respect thereto, each Debtor will give prompt written notice thereof to the Administrative Agent and, at such Debtors' own cost and expense, will diligently endeavor to cure any defect which may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and the Administrative Agent (whether or not named as a party to the legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests, and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by the Debtors and the party incurring such expenses shall be subrogated to all rights of the Person receiving such payment.

           (c) Upon the occurrence of an Event of Default and at any time thereafter, the Administrative Agent is authorized to take possession peaceably of the Pledged Collateral and of all books, records and accounts relating thereto, and to exercise without interference from the Debtors any and all rights which any such Debtor has with respect to the management, possession, protection, or preservation of the Pledged Collateral. If necessary to obtain the possession provided for above, the Administrative Agent may invoke any and all legal remedies to dispossess any such Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by the Administrative Agent pursuant to this Section, the Administrative Agent shall not be liable for any loss sustained by any Debtor resulting from any act or omission of the Administrative Agent unless such loss is caused by the willful misconduct and bad faith of the Administrative Agent, nor shall the Administrative Agent be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Pledged Collateral or any part thereof, or under or by reason of this Agreement or exercise of rights or remedies hereunder.

           (d) At any time prior to the termination of this Agreement, after the occurrence and during the continuance of an Event of Default, the Administrative Agent may notify the account debtors or obligors of any Accounts, Instruments, or other evidences of indebtedness included in the Pledged Collateral to pay the Administrative Agent directly. Until the Administrative Agent elects to exercise these rights, each Debtor is authorized as agent of the Administrative Agent to collect and enforce such Accounts, Instruments, and other evidences of indebtedness. The costs of collection and enforcement, including attorneys' fees and expenses, shall be borne solely by the Debtors whether incurred by the Administrative Agent or the Debtors.

      9.3 Performance by the Administrative Agent. If any of the Debtors fails to perform or comply with any of its obligations or agreements contained herein, the Administrative Agent itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement, and the expenses of the Administrative Agent, together with interest thereon at the Maximum Rate, shall be payable by the Debtors to the Administrative Agent on demand and shall constitute Secured Obligations secured by this Agreement. The Administrative Agent, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Notwithstanding the foregoing, it is expressly agreed that the Administrative Agent shall not have any liability or responsibility for the performance of any obligation of any Debtor under this Agreement.

      9.4 Setoff; Property Held by the Administrative Agent. If an Event of Default shall have occurred and be continuing, the Administrative Agent and each Lender shall have the right to set off and apply against the Secured Obligations, at any time and without notice to any Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Administrative Agent or any Lender to any Debtor whether or not the Secured Obligations are then due. As additional security for the Secured Obligations, each Debtor hereby grants the Administrative Agent and each Lender a security interest in all money, instruments, and other property of such Debtor now or hereafter held by the Administrative Agent and each Lender. In addition to the Administrative Agent's and each Lender's right of setoff and as further security for the Secured Obligations, each Debtor hereby grants the Administrative Agent and each Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of such Debtor now or hereafter deposited with or held by the Administrative Agent or any Lender and all other sums at any time credited by or owing from the Administrative Agent or any Lender to such Debtor. The rights and remedies of the Administrative Agent and each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Administrative Agent and each Lender may have.

      9.5 Subrogation. If any of the Secured Obligations are given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, the Secured Parties shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

      9.6 Administrative Agent's Duty of Care. Other than the exercise of reasonable care in the physical custody of the Pledged Collateral while held by the Administrative Agent hereunder, the Administrative Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Pledged Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that each Debtor shall be responsible for preservation of all rights in the Pledged Collateral. Without limiting the generality of the foregoing, the Administrative Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Pledged Collateral if the Administrative Agent takes such action, for purposes of preserving rights in the Pledged Collateral, as any Debtor may reasonably request in writing, but no failure or omission or delay by the Administrative Agent in complying with any such request by any Debtor, and no refusal by the Administrative Agent to comply with any such request by any Debtor, shall be deemed to be a failure to exercise reasonable care.

      9.7 Assignment by the Administrative Agent. The Secured Parties may from time to time assign the Secured Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof in accordance with the applicable provisions of the Credit Agreement, and the assignee shall be entitled to all of the rights and remedies of such Person under this Agreement in relation thereto.

      Section 10.    Default

      10.1 Rights and Remedies. Upon the occurrence of an Event of Default, the Administrative Agent shall have the following rights and remedies:

           (a) In addition to all other rights and remedies granted to the Administrative Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Secured Obligations or any part thereof or by applicable law, the Administrative Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Pledged Collateral). Without limiting the generality of the foregoing, the Administrative Agent may (A) without demand or notice to any Debtor, collect, receive, or take possession of the Pledged Collateral or any part thereof and for that purpose the Administrative Agent may enter upon any premises on which the Pledged Collateral is located and remove the Pledged Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Pledged Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Administrative Agent's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Pledged Collateral or any part thereof free of any right or equity of redemption on the part of any Debtor, which right or equity of redemption is hereby expressly waived and released by each Debtor. Upon the request of the Administrative Agent, each Debtor shall assemble the Pledged Collateral and make it available to the Administrative Agent at any place designated by the Administrative Agent that is reasonably convenient to such Debtor and the Administrative Agent. Each Debtor agrees that the Administrative

      Agent shall not be obligated to give more than ten days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Pledged Collateral may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement of the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each Debtor shall be jointly and severally liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and
      expenses  incurred  by  any  Secured  Party  in  connection  with   the
      collection of the Secured Obligations and the enforcement of the Administrative Agent's rights under this Agreement. The Debtors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Pledged Collateral are insufficient to pay the Secured Obligations in full. Each Debtor waives all rights of marshalling in respect of the Pledged Collateral.

           (b) The Administrative Agent may cause any or all of the Pledged Collateral held by it to be transferred into the name of the Administrative Agent or the name or names of the Administrative Agent's nominee or nominees.

           (c) The Administrative Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Pledged Collateral, but shall be under no obligation to do so.

           (d) On any sale of the Pledged Collateral, the Administrative Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Administrative Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

      10.2 Application of Proceeds of Sale. The proceeds of any sale of Pledged Collateral pursuant to Section 10.01 hereof, as well as any Pledged Collateral consisting of cash, shall be applied by the Administrative Agent as provided in the Credit Agreement. Upon any sale of the Pledged Collateral by the Administrative Agent (including, without limitation, a sale pursuant to the UCC or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

      10.3 Irrevocable Authorization and Instruction to Issuers LLCs and Partnerships. Each of the Debtors hereby authorizes and instructs each Issuer, LLC and Partnership to comply with any instruction received by it from the Administrative Agent in writing that states that an Event of Default has occurred and is continuing, without any other or further instructions from such Debtor, and such Debtor agrees that each Issuer, LLC and Partnership shall be fully protected in so complying.

      Section 11.    Miscellaneous

      11.1 No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

      11.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtors, the Secured Parties, and their respective heirs, successors, and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent. The provisions of this Agreement shall apply to each Debtor, individually and collectively.

      11.3 AMENDMENT; ENTIRE AGREEMENT; CONTROLLING AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Credit Agreement; the terms and provisions of the Credit Agreement shall govern and control.

      11.4 Notices. All notices and other communications provided for in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

      11.5 Applicable Law; Venue; Service of Process. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. ANY ACTION OR PROCEEDING AGAINST ANY DEBTOR UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE SECURED OBLIGATIONS OR ANY PART THEREOF MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN DALLAS COUNTY, TEXAS. EACH DEBTOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH DEBTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11.04

 OF THIS AGREEMENT.   NOTHING IN  THIS AGREEMENT OR  ANY OTHER INSTRUMENT  OR
 AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE SECURED OBLIGATIONS OR ANY PART THEREOF SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY DEBTOR OR WITH RESPECT TO ANY OF THE PLEDGED COLLATERAL IN ANY STATE OR FEDERAL COURT IN ANY OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY ANY DEBTOR AGAINST THE ADMINISTRATIVE AGENT SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS COUNTY, TEXAS.

      11.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

      11.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by any Secured Party shall affect the representations and warranties of any Debtor herein or the right of the Secured Parties to rely upon them.

      11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      11.9 Waiver of Bond. In the event the Administrative Agent seeks to take possession of any or all of the Pledged Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

      11.10     Severability.   Any  provision  of this  Agreement  which  is
 prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      11.11 Construction. Each Debtor and the Administrative Agent acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtors and the Administrative Agent.

      11.12 Obligations Absolute. The obligations of each Debtor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Secured Obligations.

      11.13 Administrative Agent Not a Member. Nothing contained in this Agreement shall be construed or interpreted (a) to transfer to the Administrative Agent or any Lender any of the obligations of a partner of a Partnership or a member or manager of any LLC or (b) to constitute the Administrative Agent or any Lender a partner of a Partnership or a member or manager of any LLC.

      11.14     Release of Security  Interest.  At  such time as  all of  the
 Secured Obligations have been paid and performed in full, all obligations and commitments of the Secured Parties to make advances, or otherwise extend credit under the Credit Agreement have expired or terminated, the Administrative Agent shall release the security interest granted hereby.

      11.15 Payment of Fees and Expenses. The Debtors shall pay (a) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with this Agreement and the Pledged Collateral, the preparation and administration of this Agreement, the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Administrative Agent, and, after an Event of Default, any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, in connection with the Pledged Collateral or the Loans made, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans,
 (iii) all transfer, stamp, documentary, or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (iv) all costs, out-of-pocket expenses, assessments and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (v) all other costs and out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement, any other Loan Document or the Pledged Collateral, including without limitation costs, fees, expenses and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Pledged Collateral or for any surveys, environmental assessments, title insurance, filing fees, recording costs and lien searches.

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

                               PEGASUS SYSTEMS, INC.


                               By:     /s/ JOHN F. DAVIS, III
                                       -------------------------
                               Name:       John F. Davis, III
                                       -------------------------
                               Title:      President
                                       -------------------------



                               PEGASUS NO. 1, LLC

                               By: Pegasus Systems, Inc.,
                                   its Sole Member


                               By:     /s/ W.C. HAMMETT, JR.
                                       -------------------------
                               Name:       William C. Hammett, Jr.
                                       -------------------------
                               Title:      Manager
                                       -------------------------


                               PEGASUS NO. 2, LLC


                               By: Pegasus Systems, Inc.,
                                   its Sole Member


                               By:     /s/ W.C. HAMMETT, JR.
                                       -------------------------
                               Name:       William C. Hammett, Jr.
                                       -------------------------
                               Title:      Manager
                                       -------------------------


                               PEGASUS GP, LLC

                               By: Pegasus Systems, Inc.,
                                   its Sole Member


                               By:     /s/ JOHN F. DAVIS, III
                                       -------------------------
                               Name:       John F. Davis, III
                                       -------------------------
                               Title:      President
                                       -------------------------

                               PEGASUS BUSINESS INTELLIGENCE, LP

                               By: Pegasus GP LLC,
                                   its General Partner

                               By: Pegasus Systems, Inc.,
                                   its Sole Member

                               By:     /s/ JOHN F. DAVIS, III
                                       -------------------------
                               Name:       John F. Davis, III
                                       -------------------------
                               Title:      President
                                       -------------------------


                               PEGASUS COMMISSION PROCESSING, LP,
                               successor-in-interest by merger to
                               The Hotel Clearing Corporation


                               By: Pegasus GP, LLC,
                                   its General Partner

                               By: Pegasus Systems, Inc.,
                                   its Sole Member


                               By:     /s/ JOHN F. DAVIS, III
                                       -------------------------
                               Name:       John F. Davis, III
                                       -------------------------
                               Title:      President
                                       -------------------------



                               PEGASUS ELECTRONIC DISTRIBUTION, LP,
                               successor-in-interest by merger to
                               (THISCO) - The Hotel Industry Switch Company

                               By: Pegasus GP, LLC,
                                   its General Partner

                               By: Pegasus Systems, Inc.,
                                   its Sole Member


                               By:     /s/ JOHN F. DAVIS, III
                                       -------------------------
                               Name:       John F. Davis, III
                                       -------------------------
                               Title:      President
                                       -------------------------

                               TRAVEL WEB, LP, successor-in-interest
                               by merger to Travel Web, Inc.

                               By: Pegasus Electronic Distribution, LP,
                                   its General Partner

                               By: Pegasus GP, LLC,
                                   its General Partner

                               By: Pegasus Systems, Inc.,
                                   its Sole Member


                               By:     /s/ JOHN F. DAVIS, III
                                       -------------------------
                               Name:       John F. Davis, III
                                       -------------------------
                               Title:      President
                                       -------------------------


                               REZ, INC.


                               By:     /s/ JOHN F. DAVIS, III
                                       -------------------------
                               Name:       John F. Davis, III
                                       -------------------------
                               Title:      President
                                       -------------------------



                               REZSOLUTIONS, INC., successor-in-interest to Anasazi, Inc.


                               By:     /s/ JOHN F. DAVIS, III
                                       -------------------------
                               Name:       John F. Davis, III
                                       -------------------------
                               Title:      President
                                       -------------------------



                               ANASAZI SERVICE CORPORATION


                               By:     /s/ JOHN F. DAVIS, III
                                       -------------------------
                               Name:       John F. Davis, III
                                       -------------------------
                               Title:      President
                                       -------------------------

                               ANASAZI TRAVEL RESOURCES, INC.


                               By:     /s/ JOHN F. DAVIS, III
                                       -------------------------
                               Name:       John F. Davis, III
                                       -------------------------
                               Title:      President
                                       -------------------------

                                  SCHEDULE 1

                                   DEBTORS

                                   Issuers

                                 Partnerships

                                    LLC'S




                                  SCHEDULE 2

                             COPYRIGHT COLLATERAL




                                  SCHEDULE 3

                              PATENT COLLATERAL




                                  SCHEDULE 4

                             TRADEMARK COLLATERAL




                                  SCHEDULE 5

                         LICENSES AND USER AGREEMENTS




                                  SCHEDULE 6

                           LOCATIONS OF COLLATERAL




                                  SCHEDULE 7

                                FILING OFFICES

                                  SCHEDULE 8

                              BUSINESS LOCATIONS




                                  SCHEDULE 9

                                 TRADE NAMES